UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP 63 FUND

Semi-Annual Report

August 31, 2007

(unaudited)

8000 Town Centre Dr., Suite 400 Broadview Heights, Ohio 44147

1-877-MP63FUND (1-877-676-3386)

Dear Fellow Shareholders,

    A year ago, we wrote about how we intended to improve our results, and we think that those efforts are paying off. As we mentioned, we planned to become more willing to realize gains and said that we would replace companies that no longer meet our criteria for creating shareholder value. We are continuing this policy. Between August 31 of last year and August 31 of this year, seven companies were replaced, three of them (BellSouth, Phelps Dodge, and ServiceMaster) the result of being acquired. Of our new components (AMCOL International, Dover, FPL Group, MDU Resources, Praxair, Tennant, and Toyota), only Toyota has failed to hit new all-time highs since we began to accumulate them. All have enviable records of annual dividend increases.

    When we launched the MP 63 Fund, we said that it would be a learning experience, and we want to pass along some of that knowledge. For example, the capital gains that we may distribute in December are determined by the mutual fund “year” that runs from November 1 to October 31, subject to any carryover losses. (See Note 5 to the Financial Statements.) So the gains distributed in December 2006 were accumulated through October 31 of that year. Since we replaced three companies last November and three more in January, we should have a larger distribution in December 2007. By contrast, the dividend that represents operating income is determined by the calendar year, even though our fiscal year ends in February. These are simply the rules by which mutual funds operate.

    We’re happy to report that the expense ratio for the latest six-month period was 0.91%, down from 0.97% in the fiscal year that ended February 28, 2007. That’s the result of tight cost controls and rising net assets (which were up more than $2 million in the six-month period). We promised to pass along any savings from economies of scale, and the lower expense ratio is the realization of that promise. Rising net assets come from two sources: stock price appreciation (which has added nearly $2 million more as this is being written) and cash inflows from people investing for the long term. We hope that you’ll join us in continuing to invest on a regular basis, either through automatic debits or periodic contributions.

<signed>Vita Nelson and David Fish, co-managers

<October 15, 2007>

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

Dollar-cost averaging and automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Quasar Distributors, LLC, Distributor. (11/07)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The MP 63 Fund
By Industry Sectors
Basic Materials
6.78%
Cash Equivalents
0.10%
Conglomerates
2.87%
Consumer Goods
22.31%
Financial
14.29%
Healthcare
7.71%
Industrial Goods
10.48%
Services
10.56%
Technology
14.53%
Utilities
10.36%

The MP63 Fund, Inc.

		Schedule of Investments
		August 31, 2007 (Unaudited)
Shares/Principal Amount - % of Net Assets		Market Value

COMMON STOCKS

Auto Parts-Retail/Wholesale - 0.83%
7,233	Genuine Parts Co.	$ 359,335

Banks-Money Centers - 3.87%
18,772	Bank of America	951,365
18,199	BB&T Corporation	723,046
		1,674,411
Banks-Regional - 1.05%
16,830	National City Corporation	452,895

Beverages-Alcoholic/Soft Drink - 4.60%
12,610	Anheuser Busch Co's, Inc.	622,934
12,300	Fortune Brands	1,022,007
6,442	Coca Cola Co.	346,451
		1,991,392
Building Products-Retail/Wholesale - 1.39%
6,937	Black & Decker Corporation	601,785

Chemicals-Diversified - 3.05%
16,618	RPM International, Inc.	376,232
22,700	Ecolab	945,682
		1,321,914
Chemicals-Specialty - 2.94%
16,800	Praxair, Inc.	1,271,088

Computer Software - 3.53%
53,100	Microsoft Corporation	1,525,563

Computer-Mini/Micro - 2.01%
17,664	Hewlett-Packard Company	871,718

Containers-Paper/Plastic - 0.93%
13,538	Bemis	404,380

Cosmetics & Personal Care - 4.42%
24,868	Avon Products, Inc.	854,216
9,436	Colgate-Palmolive Company	625,796
6,305	Kimberly Clark Corporation	433,090
		1,913,102
Diversified Operation - 2.86%
6,069	3M Company	552,218
17,643	General Electric Company	685,783
		1,238,002
Electronic Equipment - 2.34%
17,081	Corning, Inc.	399,183
12,500	Emerson Electric Company	615,375
		1,014,558
Electronic Semiconductors - 1.91%
32,020	Intel Corporation	824,515

Finance-Investment Management - 2.64%
8,655	Franklin Resources, Inc.	1,140,469

Financial Services - 6.07%
15,738	Block (H.R.), Inc.	312,242
22,498	Countrywide Financial Corporation	446,585
42,085	Paychex, Inc.	1,869,837
		2,628,664
Food- Misc. Preparation - 3.07%
13,904	ConAgra Foods, Inc.	357,472
13,895	Hormel Foods Corporation	495,079
8,190	Wrigley (WM.) Jr. Company	477,068
		1,329,618
Insurance-Fire/Marine/Casualty- 0.89%
7,630	St. Paul Travelers Companies, Inc.	385,620

Insurance- Life/Property/Casual - 3.40%
27,620	AFLAC, Inc.	1,472,422

Leisure Products - 1.59%
14,400	Polaris Industries, Inc.	687,600

Manufacturing/Machinery - 3.22%
13,922	Illinois Tool Works, Inc.	809,843
11,272	Ingersoll-Rand Company	585,355
		1,395,198
Machinery- Electrical Equipment - 5.13%
9,700	Dover Corp.	479,180
11,129	Johnson Controls, Inc.	1,258,690
11,500	Tennant Co.	483,230
		2,221,100
Medical Instruments/Products - 2.94%
24,084	Medtronic, Inc.	1,272,599

Medical Drugs - 4.74%
10,968	Abbott Laboratories	569,349
13,364	Johnson & Johnson	825,762
26,500	Pfizer, Inc.	658,260
		2,053,370
Metal Ores-Gold/Non Ferrous - 0.07%
335	Freeport McMoran Copper & Gold, Inc.	29,286

Mining & Quarrying of Nonmetallic Minerals - 1.32%
17,800	Amcol International Corp.	573,338

Motor Vehicles & Passenger Car Bodies - 0.83%
3,100	Toyota Motor Corp.	358,608

Natural Gas Transmission & Distribution - 0.03%
500	Spectra Energy Corp.	11,625

Office Equipment & Supplies - 0.02%
200	Pitney Bowes, Inc.	8,934

Oil & Gas- International - 3.73%
10,810	BP Plc. ADR	728,162
10,349	Exxon Mobil Corporation	887,220
		1,615,381
Paper & Paper Products - 0.41%
5,074	International Paper	178,148

Publishing- Books/News/Periodic - 0.57%
5,245	Gannett Company, Inc.	246,515

Retail- Apparel/Shoes - 1.16%
21,649	Limited Brands, Inc.	501,391

Retail-Food & Restaurants 0.02%
200	Wendy's International, Inc.	6,578

Retail/Wholesale-Building Products - 1.27%
14,366	Home Depot, Inc.	550,361

State Commercial Banks - 1.37%
48,200	Popular, Inc.	594,788

Telecommunication Equipment - 4.01%
52,800	Nokia Corporation	1,736,064

Telecommunications Services - 2.11%
9,002	AT&T	358,910
11,519	Centurytel, Inc.	552,682
		911,591
Textile-Apparel/Mill Products - 1.28%
6,955	V.F. Corporation	555,357

Transportation-Equipment/Leasing - 0.73%
5,770	Ryder Systems, Inc.	315,908

Transportation-Rail - 0.92%
3,552	Union Pacific Corporation	396,297

Utility- Electric - 5.39%
16,603	Duke Energy Corp.	304,499
9,154	Edison International	482,507
7,100	FPL Group, Inc.	417,764
41,500	MDU Resources Group, Inc.	1,122,575
300	Teco Energy, Inc.	4,752
		2,332,097
Utility-Gas Distribution - 2.05%
12,061	National Fuel Gas Co.	534,785
9,111	SCANA Corporation	349,680
		884,465
Utility- Water - 2.91%
52,326	Aqua America, Inc.	1,253,731

Total for Common Stock (Cost $33,873,143) - 99.62%		$ 43,111,781

Cash & Equivalents - 0.10%
43,623	Wisconsin Corporate Centralcredit Union Variable	43,623
	Demand Note (Cost $43,623) 4.84% **

	Total Investments (Cost $33,916,766) - 99.72%	43,155,404

	Other Assets Less Liabilities - 0.28%	121,095

	Net Assets - 100.00%	$ 43,276,499

* Non-income producing security.
** Variable Rate Security; The Coupon Rate shown represents the rate at August 31, 2007.
ADR- American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
August 31, 2007 (Unaudited)

Assets:
Investment Securities at Market Value (Cost $33,916,766)	$ 43,155,404
Cash	27,780
Dividends and Interest Receivable	97,592
Prepaid Expenses	27,764
Total Assets	43,308,540
Liabilities
Accrued Expenses	19,320
Accrued Management Fees	12,721
Total Liabilities	32,041

Net Assets	$ 43,276,499

Net Assets Consist of:
Capital Stock, $.001 par value; 1billion shares
authorized; 3,072,665 shares issued and outstanding	$ 3,073
Additional Paid in Capital	31,386,977
Accumulated Undistributed Net Investment Income	363,112
Realized Gain on Investments - Net	2,284,699
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	9,238,638
Net Assets	$ 43,276,499
Net Asset Value and Offering Price
Per Share ($43,276,499/3,072,665 shares)	$ 14.08

Redemption Price Per Share ($14.08 x .98)*	$ 13.80

* The Fund will deduct a 2% redemption fee from redemption proceeds if purchased and redeemed within 3 years and a 1% redemption fee if purchased and redeemed after 3 years and before 5 years.

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Operations
For the six months ending August 31, 2007 (Unaudited)

Investment Income:
Dividend Income	$ 467,205
Interest Income	2,924
Total Investment Income	470,129
Expenses:
Investment advisor fees	75,881
Fund servicing expense	42,344
Administration fees	31,832
Registration fees	10,249
Insurance expense	7,498
Printing and postage expense	7,082
Compliance fees	6,050
Custody fees	4,370
Audit fees	4,118
Legal fees	3,533
Director fees	3,025
Miscellaneous expense	652
Total Expenses	196,634

Net Investment Income	273,495

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	452,134
Unrealized Appreciation on Investments	1,524,140
Net Realized and Unrealized Gain on Investments	1,976,274

Net Increase in Net Assets from Operations	$ 2,249,769

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets	(Unaudited)
	For the Six	For the
	Months Ended	Year Ended
	August 31, 2007	February 28, 2007
From Operations:
Net Investment Income	273,495	$ 500,090
Net Realized Gain on Investments	452,134	2,656,039
Net Unrealized Appreciation (Depreciation)	1,524,140	693,493
Increase in Net Assets from Operations	2,249,769	3,849,622
From Distributions to Shareholders:
Net Investment Income	-	(502,810)
Net Realized Gain from Security Transactions	-	(751,664)
Change in Net Assets from Distributions	-	(1,254,474)
From Capital Share Transactions (Note 4):
Proceeds From Sale of Shares	1,899,571	3,822,541
Shares Issued on Reinvestment of Dividends	-	1,252,785
Cost of Shares Redeemed
(net of redemption fees $8,834 and $19,879, respectively)	(2,010,019)	(4,259,749)
Net Increase from Shareholder Activity	(110,448)	815,577

Net Increase in Net Assets	2,139,321	3,410,725

Net Assets at Beginning of Period	41,137,179	37,726,454
Net Assets at End of Period (Including Undistributed Net
Investment Income of $363,112 and $89,617)	43,276,499	$ 41,137,179

Share Transactions:
Issued	136,868	296,194
Reinvested	-	93,841
Redeemed	(143,967)	(332,159)
Net increase in shares	(7,099)	57,876
Shares outstanding beginning of period	3,079,764	3,021,888
Shares outstanding end of period	3,072,665	3,079,764

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	For the Six		For the	For the	For the	For the	For the
	Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2007		February 28, 2007	February 28, 2006	February 28, 2005	February 28, 2004	February 28, 2003
Net Asset Value -
Beginning of Period	$ 13.36		$ 12.48	$ 11.91	$ 11.01	$ 8.09	$ 10.24
Net Investment Income	0.09		0.17	0.15	0.10	0.07	0.07
Net Gains or Losses on Securities
(realized and unrealized)	0.63		1.13	0.55	0.90	2.92	(2.15)
Total from Investment Operations	0.72		1.30	0.70	1.00	2.99	(2.08)

Distributions (From Net Investment Income)	0.00		(0.17)	(0.13)	(0.09)	(0.07)	(0.07)
Distributions (From Capital Gains)	0.00		(0.25)	0.00	(0.01)	0.00	0.00
Total Distributions	0.00		(0.42)	(0.13)	(0.10)	(0.07)	(0.07)

Net Asset Value -
End of Period	$ 14.08		$ 13.36	$ 12.48	$ 11.91	$ 11.01	$ 8.09

Total Return (a)	5.39%		10.40%	5.91%	9.06%	37.01%	(20.39)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	43,276		41,137	37,726	33,344	27,799	17,865
Ratio of Expenses to Average Net Assets	0.91%	(b)	0.97%	1.02%	1.22%	1.25%	1.25%
Ratio of Expenses to Average Net Assets, before reimbursement	0.91%	(b)	0.97%	1.02%	1.22%	1.25%	1.39%
Ratio of Net Income to Average Net Assets	1.26%	(b)	1.28%	1.23%	0.85%	0.75%	0.79%
Ratio of Net Income to Average Net Assets, before reimbursement	1.26%	(b)	1.28%	1.23%	0.85%	0.75%	0.65%
Portfolio Turnover Rate	6.22%	(b)	25.90%	6.58%	8.77%	9.16%	9.28%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.
(b) Annualized

The accompanying notes are an integral part of the financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2007 (Unaudited)

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. There were no securities valued under this pricing service for 2007.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY

  TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of .35% of the daily net asset value.  For the six months ended August 31, 2007, the Advisor earned fees of $75,811. As of August 31, 2007 the Fund owed the Advisor $12,721.

The Advisor has voluntarily agreed to defer its advisory fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to five years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $31,832 during six month period.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $60,000 for services rendered based on the Fund’s current asset size.

The Fund is responsible for the cost of printing, postage, telephone costs and certain other out-of-pocket expenses. Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.

The Fund currently pays each Director an annual retainer of $2,000.

The Chief Compliance Officer is paid $1,000 per month.  For the six months ended August 31, 2007 the Chief Compliance Officer was paid $6,000.

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended August 31, 2007, purchases and sales of securities, excluding short-term   investments, aggregated $1,524,409 and $1,322,232, respectively.

Unrealized appreciation

    $ 10,738,976

Unrealized depreciation

    (1,500,337)

Net unrealized appreciation

$ 9,238,639

For Federal income tax purposes, the cost of investments owned at August 31, 2007 was $33,916,766.

NOTE 5. TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of August 31, 2007, the components of net assets on a tax basis were as follows:

Ordinary income

$      363,112

Long term gains                                             $   2,284,699

Unrealized appreciation

     $ 10,738,976

Unrealized depreciation

$ (1,500,337)

The tax character of distributions paid during the fiscal year ended February 28, 2007 was as follows:

 Distributions paid from:

   Ordinary income

$   519,331

   Long term capital gains

    733,454

      Total

$1,252,785

There were no distributions paid during the six months ended August 31, 2007.

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2007 through August 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2007	August 31, 2007	March 1, 2007 to August 31, 2007

Actual	$1,000.00	$1,053.89	$4.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.62	$4.63

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 75 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 76 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Richard Yaffa Age: 75 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 2005	President, Manhattan Products, Inc.	1	None

Interested Directors:

Vita Nelson 1,2 Age: 69 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.

Principal Officers who are not Directors:

Lester Nelson 1 Age: 78 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Secretary	Indefinite – since 1998	Partner of the law firm of Nelson & Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.
David Fish Age: 58 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2007

Information Regarding Proxy Voting

A description of the policies and procedures that this Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how this Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 2, 2007

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date November 2, 2007

* Print the name and title of each signing officer under his or her signature.